SUPPLEMENT DATED JANUARY 30, 2006

TO MAY 1, 2005, PROSPECTUSES

for

VUL GuardSM 1

Variable Universal Life II (“VUL II”)1

Variable Universal Life (“VUL”)2,3

Survivorship VUL GuardSM 1

Survivorship Variable Universal Life II (“SVUL II”)2

Survivorship Variable Universal Life (“SVUL”)2,3

[1]	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.
[2]	Issued by MassMutual in California and New York, and by C.M. Life Insurance Company (“C.M. Life”) in all other jurisdictions where available
[3]	Product is no longer available for sale

This supplement includes information related to the policies described by the above-listed prospectuses:

1.	Effective January 27, 2006, OppenheimerFunds, Inc. (OFI) replaced Babson Capital Management LLC (“Babson Capital”) as the co-sub-adviser to the MML Equity Fund pursuant to an Interim Investment Sub-Advisory Agreement that was approved by the Fund’s Board of Trustees.

It is also expected that the Board of Trustees will similarly approve in the future, with respect to the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund, a change in sub-adviser from Babson Capital to OFI. This change will take place when the current Babson Capital portfolio managers of these funds become employees of OFI, which is expected to occur on or about March 31, 2006. This change is not expected to result in any changes to the investment strategy, investment process or risks for these funds.

A final Investment Sub-Advisory Agreement will need to be approved by the Board of Trustees, and shareholders of the fund, if necessary, within 150 days after January 27th.

The following changes are made to the above-listed prospectuses:

1.	Effective February 6, 2006, the listings for the “Scudder Investment VIT Funds” in the list of funds in the prospectuses are changed as follows:

DWS VIT Funds#

DWS Small Cap Index VIP##

2.	Effective February 6, 2006, the line for the “Scudder VIT Small Cap Index Fund” in the “Investment Management Fees and Other Expenses” table are revised to read as follows:

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
DWS Small Cap Index VIP##	0.35%	0.13%	—	0.48%[17]

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3.	Effective January 27, 2006, and February 6, 2006, respectively, the lines for the “MML Equity Fund” and “Scudder Investment VIT Funds” in the “Underlying Funds” table in the “Separate Account” section are revised to read as follows:

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund II
MML Equity Fund	Adviser: MassMutual Sub-Advisers: Alliance Capital Management L.P. and OppenheimerFunds Inc.*	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
DWS VIT Funds#
DWS Small Cap Index VIP##	Adviser: Deutsche Asset Management, Inc. (“DeAM”) Sub-Adviser: Northern Trust Investments, N.A.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Index[8], which emphasizes stocks of small U.S. companies.

#	Prior to February 6, 2006, known as Scudder Investment VIT Funds.
##	Prior to February 6, 2006, known as Scudder VIT Small Cap Index Fund. For SVUL prospectus, footnote shown above as number 17 should be read as footnote number 16.
*	Prior to January 27, 2006, Babson Capital Management LLC served as co-sub-adviser.

There are no other changes being made at this time.

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